EXHIBIT 23




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into Wainoco Oil Corporation's previously filed Registration
Statement File No. 33-15598.



ARTHUR ANDERSEN LLP



Houston, Texas
March 14, 1995